RBC FUNDS TRUST

RBC BlueBay U.S. Government Money Market Fund

(the “Fund”)

Supplement dated August 19, 2024 to the Fund’s prospectus (“Prospectus”) dated January 29, 2024,

as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the following is added at the end of the second paragraph of the “More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks – Principal Investment Strategies” section of the Prospectus:

The Fund, as a non-principal investment strategy, may invest in other government money market funds that invest in the same types of securities as the Fund.

Effective immediately, the following is added at the end of the “More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks – Additional Risks” section of the Prospectus:

Other Investment Companies Risk. To the extent that the Fund invests in another government money market fund, as a shareholder of another investment company, the Fund would bear its pro rata portion of that government money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Shareholders of the Fund will bear both their proportionate share of the expenses of the Fund and, indirectly, the expenses of such other government money market fund.

Effective immediately, the first two paragraphs of the “Shareholder Information – Pricing of Fund Shares” section of the Prospectus are deleted in their entirety and replaced with the following:

When Orders are Priced. A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. If a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances. If a redemption order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Effective immediately, the first five paragraphs of the “Shareholder Information – Additional Policies on Selling Shares (Redemptions)” section of the Prospectus are deleted in their entirety and replaced with the following:

Additional Policies on Selling Shares (Redemptions). For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by wire, ACH, or check. Redemption proceeds to be paid by wire will normally be paid on the same business day that the redemption order is received by the Fund. The Fund typically expects to make payments of redemption proceeds by ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.

For accounts held through a financial intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire on the same business day, or payments by ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one business day if by wire, and otherwise within two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.

The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension; or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets.

In addition, the Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a liquidation of the Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Effective immediately, the first paragraph of the “Shareholder Information – Dividends, Distributions and Taxes” section of the Prospectus is deleted in its entirety and replaced with the following:

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. Dividends will be paid at any time during the month upon total redemption of shares in an account. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. Generally, a shareholder will begin accruing dividends on the day their shares are purchased and for which the Fund has received payment but will not earn dividends on the day shares are redeemed. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE